                     LETTER TO SHAREHOLDERS


Dear Shareholders:

During the past six months, from April 1, 1998 through September 30, 1998, the Fund's net assets grew from $30,659,536 to $39,746,837, an increase of 29.64% and the number of shareholders grew 56.27% to 2,430. The Fund is registered in 50 states and the District of Columbia. Our broker-dealer network now totals 120 firms.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*

For the six month period ended September 30, 1998, the Fund's total return was -21.79% versus a return of -23.87% for the Russell 2000 Index and -6.97% for the S&P 500 Index. For the quarter ended September 30, 1998, the Fund's total return was -20.25% versus a return of -20.15% for the Russell 2000 Index and - 9.95% for the S&P 500 Index. For the one year ending September 30, 1998, the Fund's average annual return was -10.50% versus -19.02% for the Russell 2000 Index and +9.05% for the S&P 500 Index. Since inception, the Fund's average annual return was +14.86% versus +9.10% for the Russell 2000 Index and +19.91% for the S&P 500 Index.

The Fund's fiscal quarter which ended September 30, 1998 was particularly difficult as the stock market was severely impacted by a confluence of events which included: the global link of markets and economic problems in Japan, Russia and South America and resultant flight out of equities; the investigation of President Clinton and possible impeachment proceedings; investment analysts lowering earnings expectations for the upcoming quarters and concern about a possible recession in 1999; and concern that the Federal Reserve System will not be sufficiently accommodative in the current environment. The above factors impacted the small cap sector in excess of the mid and large cap sectors.

Despite the above comments, there are several positive factors that are expected to impact the equity markets going forward. They are: the bulk of speculative excess has been removed from the equity markets and investor expectations are at low levels; small cap equity valuations are at substantial discounts to the mid and large cap stocks and are at 1990 and 1994 valuations; interest rates are poised to decline; inflation is under control and the United States now has a budget surplus as well as talk of an income tax reduction; and given the substantially reduced equity valuations we would expect an increase in the pace of corporate acquisitions.

In the past fiscal year, five of the Fund's holdings were subject to takeover bids. While the takeovers are often a by-product of our stock selection criteria, we do not count on this event taking place every quarter.

With the Fund's assets in excess of $39 million, the growth of assets has reduced the expense ratio from 2.45% for the year ended September 30, 1997, to 2.02% for the year ended September 30, 1998.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely yours,

/s/ John L. Keeley, Jr.
John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the six month period ended September 30, 1998, the Fund's total return was -25.30% versus a return of -23.87% for the Russell 2000 Index and -6.97% for the S&P 500 Index. For the quarter ended September 30, 1998, the Fund's total return was -23.84% versus a return of -20.15% for the Russell 2000 Index and - 9.95% for the S&P 500 Index. For the one year ending September 30, 1998, the Fund's average annual return was -14.51% versus -19.02% for the Russell 2000 Index and +9.05% for the S&P 500 Index. Since inception, the Fund's average annual return was +13.81% versus +9.10% for the Russell 2000 Index and +19.91% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**


                        Average annual total returns***
                      for periods ended September 30, 1998

                                      SINCE COMMENCEMENT
                         12 MOS ENDED    OF OPERATION
                           9/30/98    10/1/93 TO 9/30/98
                         ------------ ------------------
        KSCVF               -10.50%         +14.86%
        KSCVF (includes
         max 4 1/2%
         front-end load)    -14.51%         +13.81%
        S&P 500 Index        +9.05%         +19.91%
        Russell 2000
         Index              -19.02%          +9.10%

*  Performance graph includes deduction of the 4 1/2% front-end load.
** S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All Indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS:
Investments at value (cost $39,037,334)         $40,134,356
Cash                                                     73
Receivables for shares issued                       105,825
Dividends and interest receivable                    38,652
Prepaid expenses                                     12,040
                                                -----------
Total Assets                                     40,290,946
                                                -----------
LIABILITIES:
Payable to Adviser                                   31,557
Payables for securities purchased                   433,894
Payables for shares redeemed                         11,730
Other accrued expenses                               66,928
                                                -----------
Total Liabilities                                   544,109
                                                -----------
NET ASSETS                                      $39,746,837
                                                ===========
NET ASSETS CONSIST OF:
Capital stock                                   $37,822,906
Accumulated net realized gain on investments        826,909
Unrealized net appreciation on investments        1,097,022
                                                -----------
TOTAL NET ASSETS                                $39,746,837
                                                ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                       10,000,000
Issued and outstanding                            2,170,884
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE       $18.31
                                                ===========
MAXIMUM OFFERING PRICE PER SHARE                     $19.17
                                                ===========


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
Dividend income                                         $   189,802
Interest income                                              72,891
                                                        -----------
                                                            262,693
                                                        -----------
EXPENSES:
Investment advisory fees                                    308,025
12b-1 fees                                                   77,006
Administration fees                                          45,896
Transfer agent fees and expenses                             41,156
Reports to shareholders                                      32,982
Professional fees                                            30,019
Federal and state registration fees                          25,508
Fund accounting fees                                         24,286
Custody fees                                                 22,908
Directors' fees                                               6,964
Amortization of organization costs                            4,482
Other                                                         3,129
                                                        -----------
Net expenses                                                622,361
                                                        -----------
Net investment loss                                        (359,668)
                                                        -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments                          1,250,693
Decrease in net unrealized appreciation on investments   (7,451,002)
                                                        -----------
Net loss on investments                                  (6,200,309)
                                                        -----------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                              $(6,559,977)
                                                        ===========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998

  NUMBER
 OF SHARES                                                VALUE
 ---------                                             -----------
           COMMON STOCKS                        86.13%
           BUILDING MATERIALS                    1.61%
   45,000  Homebase, Inc.*                             $   300,938
   12,500  Nortek, Inc.*                                   340,625
                                                       -----------
                                                           641,563
                                                       -----------
           BUSINESS SERVICE                      2.62%
   28,000  R.H. Donnelley Corp.                            346,500
   13,500  NCR Corporation*                                388,125
   30,000  Nielsen Media Research, Inc.                    307,500
                                                       -----------
                                                         1,042,125
                                                       -----------
           COMMUNICATIONS AND MEDIA              8.49%
   20,000  The Ackerley Group, Inc.                        395,000
   15,500  American Tower Corp., Class A*                  395,250
   17,500  Anacomp, Inc.*                                  229,687
    5,000  Associated Group, Inc., Class A*                165,000
   13,000  CBS Corp.                                       315,250
    7,500  Cox Communications, Inc., Class A*              409,687
    7,900  GC Companies, Inc.*                             305,137
    7,500  Media General, Inc., Class A                    290,625
   33,000  Paxson Communications*                          303,188
   72,500  Price Communications Corp.*                     566,406
                                                       -----------
                                                         3,375,230
                                                       -----------
           CONSUMER PRODUCTS                     0.79%
   20,500  Justin Industries, Inc.                         315,188
                                                       -----------
           CONSUMER SERVICE                      1.92%
   11,500  Chemed Corp.                                    322,719
   18,000  Coinmach Laundry Corp.*                         177,750
   11,000  Pittway Corp., Class A                          262,625
                                                       -----------
                                                           763,094
                                                       -----------
           CONTAINERS                            2.32%
   15,500  Alltrista Corp.*                                313,875
    9,500  Greif Brothers Corp., Class A                   313,500
   10,500  Premark International, Inc.                     294,656
                                                       -----------
                                                           922,031
                                                       -----------
           ELECTRONICS                           1.46%
   18,000  Kollmorgen Corp.                                281,250
    9,000  Moog, Inc., Class B*                            297,000
                                                       -----------
                                                           578,250
                                                       -----------
           ENGINEERING AND CONSTRUCTION          2.57%
   13,500  Commercial Intertech Corp.                      248,906
   12,000  Emcor Group, Inc.*                              186,000
   25,000  Ladish Co., Inc.*                               220,312
   34,000  Morrison Knudsen Corp.*                         365,500
                                                       -----------
                                                         1,020,718
                                                       -----------
           ENTERTAINMENT AND LEISURE             3.73%
   13,000  Gaylord Entertainment                           387,563
   28,000  On Command Corp.*                               238,000
    9,000  SFX Entertainment, Inc., Class A*               280,125
   72,500  WMS Industries, Inc.*                           575,469
                                                       -----------
                                                         1,481,157
                                                       -----------

  NUMBER
 OF SHARES                                                          VALUE
 ---------                                                       -----------
           ENVIRONMENTAL CONTROL                           1.34%
   99,000  Air & Water Technologies, Class A*                    $   198,000
   20,000  Cuno, Inc.*                                               335,000
                                                                 -----------
                                                                     533,000
                                                                 -----------
           FINANCE COMPANY                                 4.79%
   13,500  Alliance Bancorp                                          248,062
   36,000  Boston Private Financial Holdings, Inc.*                  319,500
   25,000  Brookline Bancorp, Inc.                                   296,875
   10,000  CFS Bancorp, Inc.                                          99,375
    5,000  Finova Group, Inc.                                        249,687
   29,500  Harbor Florida Bancshares, Inc.                           304,219
   27,000  Hudson River Bancorp, Inc.*                               273,375
    4,000  Lehman Brothers Holdings, Inc.                            113,000
                                                                 -----------
                                                                   1,904,093
                                                                 -----------
           FINANCIAL SERVICES                              3.38%
   24,000  AG Services of America, Inc.*                             342,000
    4,500  Duff & Phelps Credit Rating Corp.                         207,281
    7,000  Federal Agricultural Mortgage Corp., Class C*             243,250
   44,000  Phoenix Investment Partners, Ltd.                         297,000
   15,500  Pioneer Group, Inc.                                       255,750
                                                                 -----------
                                                                   1,345,281
                                                                 -----------
           FOOD, BEVERAGE AND TOBACCO                      7.38%
   12,000  Earthgrains Co.                                           371,250
   42,200  ICH Corp.*                                                174,075
   39,000  M & F Worldwide Corp.*                                    387,562
   60,000  Nathans Famous, Inc.*                                     210,000
   21,500  Ralcorp Holdings, Inc.*                                   301,000
   25,000  Shells Seafood Restaurants, Inc.*                         115,625
   12,500  Sodexho Marriott Services, Inc.                           375,000
   20,500  Tasty Baking Co.                                          302,375
   17,500  Vlasic Foods International, Inc.*                         327,031
   23,000  Whitman Corp.                                             366,563
                                                                 -----------
                                                                   2,930,481
                                                                 -----------
           FORESTRY                                        0.77%
   17,000  Deltic Timber Corp.                                       306,000
                                                                 -----------
           FURNITURE/HOME APPLIANCES                       0.76%
   15,500  Furniture Brands International, Inc.*                     302,250
                                                                 -----------
           HEALTHCARE PRODUCTS                             0.19%
   38,500  BEI Medical Systems Co., Inc.*                             77,000
                                                                 -----------
           HOUSEHOLD PRODUCTS                              2.42%
   10,500  Chesapeake Corp.                                          364,219
   11,500  Masco Corp.                                               283,187
   21,000  U.S. Industries, Inc.                                     316,313
                                                                 -----------
                                                                     963,719
                                                                 -----------
           HOUSING                                         4.78%
   16,000  Kaufman & Broad Home Corp.                                375,000
   16,500  Lennar Corp.                                              368,156
   18,000  MDC Holdings, Inc.                                        331,875
   15,500  Standard Pacific Corp.                                    218,937
   10,000  U.S. Home Corp.*                                          293,750
   25,000  Walter Industries, Inc.*                                  310,938
                                                                 -----------
                                                                   1,898,656
                                                                 -----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1998

  NUMBER
 OF SHARES                                                     VALUE
 ---------                                                  -----------
           INSURANCE                                  5.76%
    1,900  Alleghany Corp.*                                 $   355,300
   11,000  American Financial Group, Inc.                       356,125
    9,000  Chicago Title Corp.                                  397,125
    2,500  Equitable Companies, Inc.                            103,437
   19,500  Gainsco, Inc.                                        140,156
    5,000  Landamerica Financial Group, Inc.                    256,250
   12,500  Superior National Insurance Group, Inc.*             200,000
    7,500  Unitrin, Inc.                                        481,406
                                                            -----------
                                                              2,289,799
                                                            -----------
           LODGING                                    2.52%
   28,000  Choice Hotels International, Inc.*                   355,250
   12,000  Host Marriott Corp.*                                 152,250
   26,000  Host Marriott Services Corp.*                        237,250
   26,500  Meristar Hotels & Resorts, Inc.*                      72,875
   41,000  Sunburst Hospitality Corp.*                          184,500
                                                            -----------
                                                              1,002,125
                                                            -----------
           MACHINERY                                  2.30%
    8,800  Chicago Rivet & Machine Co.                          223,300
    8,000  Gardner Denver, Inc.*                                113,000
   31,000  Global Industrial Technologies, Inc.*                217,000
   22,000  Unova, Inc.*                                         361,625
                                                            -----------
                                                                914,925
                                                            -----------
           MANUFACTURING                              3.94%
   19,500  ACX Technologies, Inc.*                              251,062
   30,000  Griffon Corp.*                                       262,500
   24,000  Hussmann International, Inc.                         340,500
   12,500  ITT Indsutries, Inc.                                 423,438
   13,500  Thomas Industries, Inc.                              289,406
                                                            -----------
                                                              1,566,906
                                                            -----------
           OIL AND GAS--EQUIPMENT & SERVICES          1.96%
   11,500  Evergreen Resources, Inc.*                           253,000
   47,000  Getty Petroleum Marketing, Inc.*                     193,875
    6,500  Plains Resources, Inc.*                              109,688
   25,000  RPC, Inc.                                            221,875
                                                            -----------
                                                                778,438
                                                            -----------
           PHARMACEUTICALS AND HEALTHCARE             2.12%
   17,500  Covance, Inc.*                                       453,906
   22,000  Morrison Health Care, Inc.                           390,500
                                                            -----------
                                                                844,406
                                                            -----------
           PRINTING AND PUBLISHING                    1.88%
    4,000  Bowne & Co., Inc.                                     67,750
    6,000  Meredith Corp.                                       192,000
   15,500  Penton Media, Inc.                                   211,188
   33,500  Primesource Corp.                                    276,375
                                                            -----------
                                                                747,313
                                                            -----------
           RAILROAD                                   3.53%
   12,000  Kansas City Southern Industries, Inc.                420,000
   17,000  Katy Industries, Inc.                                279,438
   27,000  Providence and Worcester Railroad Co.                310,500
   16,500  St. Joe Corp.                                        393,938
                                                            -----------
                                                              1,403,876
                                                            -----------

   NUMBER
 OF SHARES                                                           VALUE
 ---------                                                        -----------
            REAL ESTATE                                     0.65%
     18,500 Getty Realty Corp.                                    $   259,000
                                                                  -----------
            RETAIL                                          2.94%
      7,500 Harcourt General, Inc.                                    362,813
     21,000 Midas, Inc.                                               509,250
     11,500 Zale Corp.*                                               294,688
                                                                  -----------
                                                                    1,166,751
                                                                  -----------
            SOFTWARE                                        0.83%
     17,000 Wang Laboratories, Inc.*                                  329,375
                                                                  -----------
            TEXTILE AND APPAREL                             1.49%
     38,500 Cone Mills Corp.*                                         192,500
     24,500 Shaw Industries, Inc.                                     398,125
                                                                  -----------
                                                                      590,625
                                                                  -----------
            TRANSPORTATION                                  3.87%
     33,000 Avalon Holdings Corp., Class A*                           280,500
     58,500 Greyhound Lines, Inc.*                                    241,312
     13,000 MotivePower Industries, Inc.*                             303,875
     12,500 Pittston Brink's Group                                    437,500
     11,500 Sea Containers Ltd., Class A                              276,719
                                                                  -----------
                                                                    1,539,906
                                                                  -----------
            UTILITIES                                       1.02%
     50,000 Citizens Utilities Co., Class B*                          406,250
                                                                  -----------
            TOTAL COMMON STOCKS                                    34,239,531
                                                                  -----------
            (cost $33,391,371)
            WARRANTS                                        1.15%
      5,500 Federated Department Stores Series C*                      67,375
      2,000 Fleet Financial Group, Inc.*                               66,500
     24,300 Jacor Communications*                                     115,425
      5,000 Lone Star Industries, Inc.*                               208,125
                                                                  -----------
            TOTAL WARRANTS                                            457,425
                                                                  -----------
            (cost $208,563)
 PRINCIPAL
   AMOUNT
 ---------
            SHORT TERM INVESTMENTS                         13.68%
 $1,767,200 Firstar Bank Demand Note,
             5.0937%, 10/1/98                                       1,767,200
  1,877,400 General Mills Demand Note, 4.9487%, 10/1/98             1,877,400
  1,767,900 Pitney Bowes Demand Note, 4.9487%, 10/1/98              1,767,900
     24,900 Sara Lee Demand Note, 4.9437%,
             10/1/98                                                   24,900
                                                                  -----------
            TOTAL SHORT TERM INVESTMENTS                            5,437,400
                                                                  -----------
            (cost $5,437,400)
            TOTAL INVESTMENTS                             100.96%
            (cost $39,037,334)                                     40,134,356
            Liabilities less Cash and
             Other Assets                                 (0.96)%    (387,519)
                                                                  -----------
            NET ASSETS                                    100.00% $39,746,837
                                                                  ===========

                             *NON-INCOME PRODUCING
                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED         YEAR ENDED
                                        SEPTEMBER 30, 1998 SEPTEMBER 30, 1997
                                        ------------------ ------------------
OPERATIONS:
Net investment loss                        $  (359,668)       $  (239,612)
Net realized gain on investments             1,250,693            909,527
Increase (decrease) in net unrealized
 appreciation on investments                (7,451,002)         6,072,957
                                           -----------        -----------
Net increase (decrease) in net assets
 resulting from operations                  (6,559,977)         6,742,872
                                           -----------        -----------
DISTRIBUTIONS:
Net realized gains                          (1,025,487)          (427,349)
                                           -----------        -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 1,382,316 and 248,478
 shares issued, respectively                30,360,643          4,114,707
Proceeds from 50,348 and 28,064 shares
 of distributions reinvested,
 respectively                                1,013,504            413,943
Cost of 231,423 and 51,858 shares
 redeemed, respectively                     (4,865,957)          (835,366)
                                           -----------        -----------
Net increase from capital stock
 transactions                               26,508,190          3,693,284
                                           -----------        -----------
TOTAL INCREASE IN NET ASSETS                18,922,726         10,008,807
NET ASSETS:
Beginning of period                         20,824,111         10,815,304
                                           -----------        -----------
End of period                              $39,746,837        $20,824,111
                                           ===========        ===========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                             1998          1997          1996          1995         1994(2)
                         ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 21.48       $ 14.52       $ 12.52       $10.26        $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss           (0.16)        (0.25)        (0.19)       (0.13)        (0.06)
Net realized and
 unrealized gains
 (losses) on
 investments                  (2.00)         7.77          2.22         2.39          0.32
                            -------       -------       -------       ------        ------
TOTAL FROM INVESTMENT
 OPERATIONS                   (2.16)         7.52          2.03         2.26          0.26
                            -------       -------       -------       ------        ------
LESS DISTRIBUTIONS:
Net realized gains            (1.01)        (0.56)        (0.03)         --            --
                            -------       -------       -------       ------        ------
NET ASSET VALUE, END OF
 PERIOD                     $ 18.31       $ 21.48       $ 14.52       $12.52        $10.26
                            =======       =======       =======       ======        ======
TOTAL RETURN (3)             (10.50)%       53.51%        16.23%       22.03%         2.60%
SUPPLEMENTAL DATA AND
 RATIOS:
Net assets, end of
 period (in 000's)          $39,747       $20,824       $10,815       $7,616        $4,503
Ratio of expenses to
 average net assets            2.02%         2.45%         2.50%        2.50%         2.49%
Ratio of net investment
 loss to average net
 assets                       (1.17)%       (1.66)%       (1.61)%      (1.46)%       (0.96)%
Ratio of expenses to
 average net assets(4)         2.02%         2.45%         2.94%        3.94%         5.98%
Ratio of net investment
 loss to average net
 assets(4)                    (1.17)%       (1.66)%       (2.05)%      (2.90)%       (4.45)%
Portfolio turnover rate       33.40%        36.40%        52.43%       70.59%        63.20%

(1) Per share data is for a share outstanding throughout the period.
(2) The Fund commenced operations on October 1, 1993.
(3) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(4) During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply.

  c) Distributions to Shareholders - Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Accordingly, at September 30, 1998, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $327,739 and accumulated net realized gain on investments by $31,929.

  d) Other - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50%, the Adviser will reimburse the Fund for the amount of such excess.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1997 to September 30, 1998, the Fund paid $49,520 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1997 to September 30, 1998, were $29,717,942 and $9,667,733, respectively. For the period from October 1, 1997 to September 30, 1998, the Fund paid $92,801 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 1998, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $39,102,954, were as follows:

           Appreciation              $5,781,854
           Depreciation              (4,750,452)
                                     ----------
           Net appreciation on
            investments              $1,031,402
                                     ==========

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                           SALES CHARGE       SALES CHARGE     DEALER REALLOWANCE
AMOUNT OF SINGLE        AS A PERCENTAGE OF AS A PERCENTAGE OF  AS A PERCENTAGE OF
TRANSACTION               OFFERING PRICE   NET AMOUNT INVESTED   OFFERING PRICE
----------------        ------------------ ------------------- ------------------
Less than $50,000             4.50%               4.71%              4.00%
$50,000 but less than
 $100,000                     4.00%               4.17%              3.50%
$100,000 but less than
 $250,000                     3.00%               3.09%              2.50%
$250,000 but less than
 $500,000                     2.50%               2.56%              2.00%
$500,000 and over             2.00%               2.04%              1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1997 to September 30, 1998, the Fund was advised that the Distributor received $206,745 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations for the year then ended and of the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 16, 1998

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




                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                          FIRSTAR BANK MILWAUKEE, N.A.
                              Milwaukee, Wisconsin
                                  800-338-1579

                  Transfer Agent and Dividend DisbursingAgent
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                          PRICEWATERHOUSECOOPERS, LLP
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.




         ANNUAL REPORT

      SEPTEMBER 30, 1998